UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 28, 2013

ADVENTRX Pharmaceuticals, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-32157	84-1318182
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

12390 El Camino Real, Suite 150, San Diego, California		92130
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	858-552-0866

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 28, 2013, ADVENTRX Pharmaceuticals, Inc., a Delaware corporation (the "Company"), filed a Certificate of Ownership and Merger to effect a corporate name change pursuant to Section 253 of the General Corporation Law of the State of Delaware by merging a wholly-owned subsidiary, Mast Therapeutics, Inc., with and into the Company, with the Company as the surviving corporation in the merger under the new name "Mast Therapeutics, Inc." This merger and name change will be effective as of 12:01 a.m. Eastern time on March 11, 2013. The Certificate of Ownership and Merger has the effect of amending Article I of the Company’s Amended and Restated Certificate of Incorporation, as amended, to reflect the new legal name of the Company. A copy of the Certificate of Ownership and Merger, as filed with the Delaware Secretary of State on February 28, 2013, is attached as Exhibit 3.1 to this report and incorporated herein by reference.

Also on March 11, 2013, as approved by the Company’s board of directors on February 28, 2013, Amended and Restated Bylaws of the Company reflecting the name change will become effective. Other than the name change, no changes will be made to the Company’s bylaws in effect prior to March 11, 2013. A copy of the Amended and Restated Bylaws to be effective on March 13, 2011 are attached as Exhibit 3.2 to this report and incorporated herein by reference.

Item 8.01 Other Events.

In connection with the Company’s name change to Mast Therapeutics, Inc., the Company’s common stock will begin trading under a new ticker symbol, "MSTX," on the NYSE MKT on March 11, 2013.

In addition, effective as of March 11, 2013, a new CUSIP number of 576314 108 will be assigned to the Company’s common stock and a new CUSIP number of 576314 116 will be assigned to the common stock purchase warrants of the Company that were issued in November 2011. Outstanding stock certificates and warrants for shares of the Company’s common stock are not affected by the name change; they continue to be valid and need not be exchanged.

On February 28, 2013, the Company issued a press release announcing the name change. In addition, on February 28, 2013, the Company issued a press release announcing its plans to develop ANX-188, its lead product candidate, in complications of arterial disease, initially as an adjunct to thrombolytics in acute limb ischemia. These press releases are attached to this report as Exhibits 99.1 and 99.2 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The list of exhibits called for by this Item is incorporated by reference to the Exhibit Index filed with this report.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVENTRX Pharmaceuticals, Inc.

March 1, 2013	By:	/s/ Patrick L. Keran

Name: Patrick L. Keran
Title: President and Chief Operating Officer

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Exhibit Index

Exhibit No.	Description

3.1	Certificate of Ownership and Merger, effective March 11, 2013, as filed on February 28, 2013 with the Delaware Secretary of State
3.2	Amended and Restated Bylaws of the registrant, effective March 11, 2013
99.1	Press release, dated February 28, 2013
99.2	Press release, dated February 28, 2013